Exhibit 99.1

Janney CEO Forum January 2025 Los Angeles New York/ New Jersey Virginia Chicago Dallas Houston San Francisco San Diego

Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating and financial performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, economic uncertainty and changes in economic conditions, inflation, the effect of the imposition of tariffs, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, and including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated January 28 , 2025 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein . 2 Forward - Looking Statements

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation . 3 Non - GAAP Financial Information

5 – 9 Overview & highlights 10 – 23 Loan portfolio 24 – 25 Deposit portfolio 26 – 29 Margin, fee income, expenses 30 – 34 Asset quality 35 – 36 Securities & liquidity 37 – 38 Capital management 39 – 42 Corporate Sustainability 43 – 47 Appendix 4 Table of Contents

Hanmi Franchise at a Glance Loans $6.3B Deposits $6.4B TCE/TA (2) Ratio 9.41% Second Largest Korean - American Bank in the U.S. • Founded in 1982 in Los Angeles, as the first Korean - American bank • 31 full - service branches and 8 loan production offices across 9 states • Focused on MSAs with high Asian - American and multi - ethnic populations • Strong track record of growth • Well capitalized, significantly above regulatory requirements (1) CAGR based on the average loan growth between 2013, when new executive management was appointed, and 2023 (2) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Loan Growth (1) 9.9% TBVPS (2) $23.88 As of 4Q24 Total Assets $7.7B Experienced Bankers with Deep Community Ties 3 2 1 1 1 1 5 1 1 Branch Loan Production Office (LPO) 1 20 2 5

Previous Experience Hanmi Experience (Years) Banking Experience (Years) Position Name BBCN Bancorp, Shinhan Bank America, Nara Bank 12 39 President & CEO Bonnie Lee Opus Bank, First California Financial Group 10 34 SEVP, Chief Financial Officer Romolo Santarosa BBCN Bancorp 12 31 SEVP, Chief Banking Officer Anthony Kim Pacific Western Bank, FDIC 10 29 EVP, Chief Credit Officer Matthew Fuhr Royal Business Bank, Pacific City Bank, Bank of America, Washington Mutual 5 29 EVP, Head of Consumer Lending Larsen Lee East West Bank, Nara Bank, Wilshire Bank, First American Bank 11 42 EVP, Chief SBA Lending Officer Anna Chung Columbia Bank, American Marine Bank, First Capital Bank of Texas 7 23 EVP, Chief Technology Officer Navneeth Naidu Pacific Western Bank, Unify Financial Federal Credit Union 6 26 EVP, Chief Risk Officer Michael Du Bank of the West, Arthur Anderson 3 27 SVP, Chief Accounting Officer Joseph Pangrazio 6 Management Team

The Hanmi Timeline 1982 - First Korean American Bank in the U.S. 1988 - Began offering SBA loans - Acquired First Global Bank 2001 - Listed HAFC common stock 2004 - Acquired Pacific Union Bank ($1.2 billion in assets) 2007 - Completed $70 million secondary common stock offering 2013 - C.G. Kum appointed as the new CEO - Bonnie Lee appointed as the new COO 2014 - Acquired Central Bancorp, Inc. ($1.3 billion in assets) 2016 - Acquired Commercial Equipment Leasing Division ($228 million in assets) 2017 - Assets surpassed $5 billion - Opened a Manhattan, NY branch 2019 - Bonnie Lee appointed as the new CEO 2022 - Assets surpassed $7 billion - Celebrated 40 th Anniversary - Nasdaq Closing Bell Ceremony For over 40 years, we have been dedicated to helping our stakeholders bank on their dreams . 7 2020 - Launch of USKC (1) - Revitalization of Mortgage Lending (1) U.S. subsidiaries of Korean Corporations 2018 - Opened Chinatown branch in Houston, Texas

Why Hanmi? • Strong average loan growth reflecting a 10% CAGR since 2013 • Significant progress reducing CRE concentration from 85% of the total portfolio, at December 31, 2013 to 63%, at December 31 , 2024 , through portfolio diversification that includes equipment finance, RRE, and multi - family • Allowance for credit losses to loans was 1.12% at December 31, 2024 and nonperforming assets were 0.19% of total assets • Strong average deposit growth reflecting a 9% CAGR since 2013 • Average noninterest - bearing deposit at $1.92 billion, represents 30% of average deposits at December 31, 2024 year - to - date, and reflects a 9% CAGR since 2013 • Business deposits represent 54% of total deposits at December 31, 2024 Premier Deposit Franchise Diversified Loan Portfolio and Disciplined Credit Administration 8 Strong Culture and Corporate Sustainability Prudent Capital Management • Cash dividend of $0.27 per share, up 8% from the prior quarter, demonstrating management’s confidence in the Company’s continued performance • Tangible common equity to tangible assets (1) was 9.41% at the end of the fourth quarter. Common equity tier 1 capital ratio was 12.11% and total capital ratio was 15.24% • Bank remains well - capitalized and Company exceeds minimum capital requirements at December 31, 2024 • Hanmi Financial Corporation received highest ISS ESG designation in Governance in 2022 (2) • $7.5 million long - term commitment to a Community Reinvestment Act fund (2) • 426 Hanmi Bank Dream Scholarships awarded to support at - risk youth program (2) (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (2) Based on the 2023 Hanmi ESG Report (published on April 2023)

4Q24 Highlights Diluted EPS $0.58 ROAA 0.93% NIM 2.91% Efficiency Ratio 56.79% TBVPS (1) $23.88 Net Income $17.7M • Net income was $17.7 million, or $0.58 per diluted share, up 18.8% from $14.9 million, or $0.49 per diluted share, for the prior linked quarter. The increase reflects a $3.4 million, or 6.8%, increase net interest income, primarily due to a decrease in interest expense on deposits. » Net interest income was $53.4 million, up 6.8% from the prior quarter » Noninterest income was $7.4 million, down 12.8% from the prior quarter » Noninterest expense was $34.5 million, down 1.6% from the previous quarter and included a $1.6 million gain on the sale of an other real estate owned property. » Efficiency ratio was 56.79%, compared with 59.98% for the prior quarter • Loans receivable were $6.25 billion, down from $6.26 billion from September 30, 2024 » Loan produ ction was $339.0 million with a weighted average interest rate of 7.37% » Loan yield was 5.97%, down 3 basis points from the prior quarter • Deposits were $6.44 billion, up 0.5% from September 30, 2024 , with noninterest - bearing demand deposits representing 32.6% of total deposits » Cost of interest - bearing deposits was 3.96%, down from 4.27% from the prior quarter • Credit loss expense was $0.9 million, net loan recoveries to average loans was 0.01%, and the allowance for credit losses to loans was 1.12%. • Tangible common equity to tangible assets (1) was 9.41%, Common equity tier 1 capital ratio was 12.11% and total capital ratio was 15.24% ROAE 8.89% (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide 9

Loan Production

Loan production of $339.0 million in the fourth quarter reflected meaningful contribution from CRE, which increased 33% to $146.7 million quarter-over-quarter.


8.10%
8.02%
8.31%
7.92%
7.37%
Weighted average interest rate on new production
($ in millions)
$389.5
12%
14%
15%
13%
46%
$234.0
12%
23%
17%
22%
26%
$273.9
20%
11%
16%
21%
32%
$347.8
15%
12%
11%
30%
32%
$339.0
15%
12%
12%
18%
43%
4Q23
1Q24
2Q24
3Q24
4Q24
CRE
C&I (5)
Equipment Finance
RRE (1)
SBA (2,3)

- Commercial real estate loan production was $146.7 million and commercial and industrial loan production was $60.2 million.
- Equipment finance production was $42.2 million for the fourth quarter and residential mortgage[1,4] production was $40.2 million.
- SBA[2,3] loan production was $49.7[3] million.

(1) Residential mortgage includes $0.3 million of consumer loans for 1Q24.
(2) $48.4 million, $30.8 million, $54.5 million, $51.6 million, and $49.7 million of SBA loan production includes $20.2 million, $12.2 million, $31.4 million, $25.6 million, and $15.4 million of loans secured by CRE and the remainder representing C&I for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively
(3) Production includes purchases of guaranteed SBA loans of $9.7 million, $10.2 million, $14.5 million, $13.7 million, and $20.3 million for 4Q23, 1Q24, 2Q24, 3Q24, and 4Q24, respectively
(4) Production includes mortgage loan purchases of $5.2 million, and $10.7 million for 2Q24 and 3Q24, respectively
(5) Production includes C&I loan purchases of $0.6 million for 4Q24

Hanmi Financial Corporation 10

Average Loan Trend $4,039 $3,423 $2,902 $2,441 $2,157 $4,456 $4,508 $4,685 $4,795 $5,597 $5,968 $6,111 2013 2014 2015 2016 2021 2022 2023 2024 2017 2018 2019 2020 Average Loans Receivable Strong average loan growth reflecting a 10% CAGR since 2013. ($ in millions) 11

Successful Portfolio Diversification Strategy 12 Loan Composition (as of December 31, 2024) Loan Composition (as of December 31, 2013) $2.23 Billion $6.25 Billion (1) RRE includes Consumer loans (2) $144.5 million or 7.6% and $105.0 million or 2.6% of the CRE portfolio is unguaranteed SBA loans at December 31, 2013 and December 31, 2024, respectively (3) $7.0 million or 3.1% and $52.9 million or 6.1% of the C&I portfolio is unguaranteed SBA loans at December 31, 2013 and December 31, 2024, respectively RRE – 15% Equipment Finance – 8% (1) RRE – 5% Significant progress reducing CRE concentration from 85% of total portfolio to 63%. (1) (2) CRE – 63% C&I (3 – ) 14% (2) CRE – 85% (3) C&I – 10%

Loan Portfolio

$6.25 Billion Loan Portfolio

(as of December 31, 2024)

Commercial Real Estate (CRE)[1,2] Portfolio	
Outstanding ($ in millions)	$3,950
4Q24 Average Yield	5.70%

Residential Real Estate (RRE)[3] Portfolio	
Outstanding ($ in millions)	$951
4Q24 Average Yield	5.23%

Commercial & Industrial (C&I)[1] Portfolio	
Outstanding ($ in millions)	$863
4Q24 Average Yield	8.01%

Equipment Finance Portfolio	
Outstanding ($ in millions)	$487
4Q24 Average Yield	6.31%



Equipment Finance - 8%
C&I - 14%
CRE Investor (non-owner)[2] - 42%
RRE[3] - 15%
CRE[2] Construction - 1%
CRE Owner[2] - 13%
CRE Multifamily[2,5] - 7%

CRE[2] Investor (non-owner)	
# of Loans	862
Weighted Average Loan-to-Value Ratio[4]	49.0%
Weighted Average Debt Coverage Ratio[4]	2.04x

CRE[2] Owner Occupied	
# of Loans	711
Weighted Average Loan-to-Value Ratio[4]	45.0%
Weighted Average Debt Coverage Ratio[4]	2.70x

CRE[2] Multifamily	
# of Loans	148
Weighted Average Loan-to-Value Ratio[4]	54.4%
Weighted Average Debt Coverage Ratio[4]	1.58x

Note: Numbers may not add due to rounding

(1) Includes syndicated loans of $287.8 million in total commitments ($216.5 million disbursed) across C&I ($224.0 million committed and $152.7 million disbursed) and CRE ($63.8 million committed and disbursed)

(2) Commercial Real Estate (CRE) is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flow from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.3 million of HELOCs and $4.1 million in consumer loans

(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

(5) $80.4 million, or 19.48%, of the CRE multifamily loans are rent-controlled in New York City

Hanmi Financial Corporation 13

Loan Portfolio Diversification Loan portfolio is well diversified across collateral and industry; CRE represents 63% of the total portfolio and C&I, excluding Equipment Finance Agreements, represents 14%. CRE Portfolio (1) $3,950M C&I Portfolio (2) $863M Retail – 27% Hospitality – 21% Office – 14% Industrial – 11% Multifamily – 10% Gas Station – 5% Mixed Use – 3% Construction – 2% Other – 7% Manufacturing - 27% 14 Finance & Insurance - 16% Retail Trade - 7% Wholesale Trade - 7% Healthcare - 5% Real Estate Rental & Leasing - 2% Other - 36% (1) $105.0 million, or 2.6%, of the CRE portfolio are unguaranteed SBA loans (2) $52.9 million, or 6.1%, and $62.1 million, or 7.2%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively

CRE Portfolio Geographical Exposure CRE Composition by State $3,950 Multifamily by State $412 Construction by State $79 Owner Occupied by State $811 Investor (Non - owner Occupied) by State $2,647 California – $2,510 64% Texas – $388 10% New York – $257 7% Illinois – $103 3% Other – $692 16% California – $205 50% Texas – $100 24% New York – $80 19% Illinois – $12 3% Other – $15 4% California – $38 48% New York – $17 22% Other – $24 30% California – $439 54% New York – $8 1% Texas – $53 7% Illinois – $13 2% Other – $298 36% California – $1,828 69% 15 Texas – $234 9% New York – $152 6% Illinois – $78 3% Other – $355 13% ($ in millions) ($ in millions)

Loan Portfolio Distribution

CRE

($ in millions)

	Owner Occupied	Non-owner Occupied	Multifamily	Construction [1]
Total Balance	$811	$2,647	$413	$79
Average	$1.14	$3.07	$2.79	$11.23
Median	$0.35	$1.09	$1.10	$8.00
Top Quintile Balance [3]	$616	$1,906	$298	$49
Top Quintile Loan Size	$1.2 or more	$3.7 or more	$2.6 or more	$16.8 or more
Top Quintile Average	$4.37	$11.21	$9.93	$24.51
Top Quintile Median	$2.22	$7.34	$4.51	$24.51

C&I

($ in millions)

	Term [2]	Lines of Credit [2]
Total Balance	$390	$473
Average	$0.34	$0.92
Median	$0.07	$0.20
Top Quintile Balance [3]	$336	$385
Top Quintile Loan Size	$0.2 or more	$0.8 or more
Top Quintile Average	$1.50	$41.94
Top Quintile Median	$0.41	$2.51

Residential Real Estate & Equipment Finance

($ in millions)

	Residential Real Estate	Equipment Finance
Total Balance	$951	$487
Average	$0.54	$0.04
Median	$0.45	$0.06
Top Quintile Balance [3]	$407	$251
Top Quintile Loan Size	$0.7 or more	$0.1 or more
Top Quintile Average	$1.17	$0.12
Top Quintile Median	$0.93	$0.09

(1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non-revolving and are made throughout the term, up to the original commitment amount
(2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non-revolvers (sub-notes and working capital tranches)
(3) Top quintile represents top 20% of the loans

Hanmi Financial Corporation

16

<1 Year 1 - 3 Years >3 Years Total Real estate loans $ 1,069.0 $ 589.4 $ 325.2 $ 154.4 Retail 848.1 383.9 301.9 162.3 Hospitality 568.9 95.1 241.0 232.8 Office 1,385.1 522.8 641.6 220.7 Other 3,871.1 1,591.2 1,509.7 770.2 Commercial Property 78.6 - 4.0 74.6 Construction 951.3 947.3 - 4.0 RRE / Consumer 4,901.0 2,538.5 1,513.7 848.8 Total Real Estate Loans 863.4 313.8 205.5 344.1 C&I (1) 487.0 226.7 226.2 34.1 Equipment Finance $ 6,251.4 $ 3,079.0 $ 1,945.4 $ 1,227.0 Loans receivable 17 Loan Portfolio Maturities ($ in millions) Note: numbers may not add due to rounding (1) $317.6 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

USKC(1) Loans & Deposits

USKC portfolio represented $936.6 million, or 15%, of the loan portfolio, and $823.1 million, or 13%, of the deposit portfolio. USKC CRE portfolio had a weighted average debt coverage ratio(2) of 2.39x and weighted average loan-to-value(2) of 54.8%.

USKC Loans – Top 10 Industries (as of 4Q24)



Auto Part Manufacturer 27%
RE Investment 27%
Hotel 20%
Food 5%
Polyester Manufact 4%
Education 3%
Wholesale - household products 3%
Golf Course 2%
Electronics/Home Appliances 2%
Computer Equipment Manufac 2%
Other 5%

USKC Deposits – Top 10 Industries (as of 4Q24)



Auto Part Manufac 21%
Steel 12%
Electronics/Home Appliances 10%
RE Investment/Leasing 9%
Food 6%
Hospitality 3%
Construction 3%
All Other Financial Investment Activities 3%
Electrical Auto Parts 3%
Wholesale - Houseware 2%
Other 28%

USKC Loans by Product ($ in millions)



CRE
C&I
$764
20%
80%
$834
24%
76%
$865
28%
72%
$918
26%
74%
$937
24%
76%
4Q23
1Q24
2Q24
3Q24
4Q24

USKC Deposits by Product(3) ($ in millions)



Demand Noninterest-bearing
Money Market & Savings
$819
54%
41%
$848
62%
34%
$867
59%
36%
$798
54%
41%
$823
53%
42%
4Q23
1Q24
2Q24
3Q24
4Q24

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Time deposits, not illustrated, represent the remainder to add to 100%.

Hanmi Financial Corporation
18

Office Loan Portfolio The CRE office portfolio (1) was $568.9 million (2) at December 31, 2024, representing 9% of the total loan portfolio and 14% of the total CRE portfolio. 80% 12% 4% Remaining = 3% 1% Portfolio by State • Average balance and median balance of the portfolio were $ 4 . 3 million and $ 0 . 97 million, respectively • Weighted average debt coverage ratio (3) of the segment was 2.02x • Weighted average loan to value (3) of the segment was 55.44% • 30.21% of the portfolio is expected to reprice in 1 to 3 months • Delinquent loans represented 0.04% of the office portfolio • Criticized loans represented 1.14% of the office portfolio Rate Distribution (1) Segment represents exposure in CRE and excludes $17.3 million in construction. 7.6% of the portfolio is owner occupied (2) SBA CRE office loans were $6.7 million, or 1.2% of total office loans, at December 31, 2024 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently 65% 35% Fixed Variable 19

Airport – Resort – 5% 7% 20 Metropolitan – 58% (3) Destinatio (3 n ) / Suburban – 28% Center – 2% Hospitality segment represented $848.0 million (1) , or 14% of the total loan portfolio and 21% of the total CRE portfolio, at December 31, 2024. Convention Hospitality Segment (1) SBA loans in the hospitality segment were $21.1 million, or 2.5% of total hospitality loans, at December 31, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas • Average balance and median balance of the segment (excluding construction) were $4.3 million and $1.0 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.11x • Weighted average loan to value (2) of the segment was 51.52% • $109 million, or 12.88%, of the hospitality segment was criticized as of December 31, 2024 • Segment includes three nonaccrual loans for $415 thousand - one in the metropolitan (3) area in Texas, and one each in the suburban/destination areas in Tennessee and Colorado

Retail Segment Retail segment represents $1.07 billion (1) , or 17% of the total loan portfolio and 27% of the total CRE portfolio, at December 31, 2024. (1) SBA loans in the retail segment are $74.5 million, or 6.69% of total retail loans, at December 31, 2024 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently • Average balance and median balance of the segment were $1.5 million and $0.7 million, respectively • Weighted average debt coverage ratio (2) of the segment was 2.02x • Weighted average loan to value (2) of the segment was 46.26% • $3.9 million, or 0.37%, of the retail segment was criticized at December 31, 2024 • $1.8 million, or 0.16%, of the retail segment was on nonaccrual status at December 31, 2024 California 71% 21 Texas 12% Illinois 2% Georgia 3% Other 12%

Residential Real Estate Portfolio QM - 2% (2) 22 Non - QM - 92% (3) Jumbo Non - QM - 6% (4) The RRE (1) portfolio was $951.3 million at December 31, 2024, representing 15% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. (1) RRE includes $1.3 million of Home Equity Line of Credit (HELOC) and $4.1 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules • 26.7% of the Residential Real Estate portfolio is fixed and 73.3% is variable. Of the variable mortgage portfolio, 86.8% is expected to reset after 12 months and 13.2% within the next 12 months • Total delinquencies were 0.95% of the residential portfolio, consisting of 0.54% within 30 - 59 and 0.31% in 60 - 89 days delinquency categories • $1.9 million, or 0.20%, of the RRE portfolio was on nonaccrual status at December 31, 2024

Equipment Finance Portfolio Equipment finance portfolio represented $487.0 million, or 8% of the loan portfolio, at December 31, 2024. Portfolio by Industry Portfolio by Equipment Portfolio by State 33% Trucks 7% 7% Machine Tools Earth Moving Transportation, 23% (1) Wholesale Other, Trade, 4% 18% 6% Healthcare, 4% 4% 4% 3% 4% Remaining = 44% 13% 7% 4% 4% Software Trailers General Construction Construction 15% 5% Retail Trade, 5% 8% 10% 4% Material Handling Professional Services, 5% 3% Medical/Dental 1% 30% Manufacturing, Waste Management, Printing 12% 13% Other (1) Other includes agriculture and other services of 3% and 3%, respectively 23

31% 31% 30% 33% 30% 29% 27% 34% 41% 45% 35% 30% 69% 69% 70% 67% 70% 71% 73% 66% 59% 55% 65% 70% $2,391 $2,872 $3,503 $3,608 $4,160 $4,461 $4,691 $5,560 $4,946 $5,950 $6,191 $6,308 2013 2014 2015 2022 2023 2024 2016 2017 2018 Noninterest - bearing deposits 2019 2020 2021 Interest - bearing deposits ($ in millions) Strong deposit growth reflecting a 9% CAGR since 2013. Average noninterest - bearing deposits have grown by 9% CAGR since 2013, and now represents 30% of total deposits. 24 Average Deposit Trend

3.83% 4.16% 4.27% 4.27% 3.96% $4,174 $4,409 $4,384 $4,397 $4,361 1Q24 2Q24 3Q24 Average Balance of Interest - bearing Deposits Interest - bearing Deposit Costs 4Q23 4Q24 Deposit Base Total deposits increased by 1% to $6.44 billion, led by a $44.8 million, or 2%, increase in noninterest - bearing deposits quarter - over - quarter. Noninterest - bearing demand deposits represented 33% of total deposits at December 31, 2024. Estimated uninsured deposit liabilities were 43% of the total deposit liabilities. Brokered deposits remained low, at 0.9% of the deposit base. 4Q23 1Q24 Note: Numbers may not add due to rounding Deposits Deposits (as of 4Q24) ($ in millions) ($ in millions) Average Interest - bearing Deposits Business $3,472 54% Personal $2,964 46% ($ in millions) 32% 30% 31% 32% 33% 1% 1% 1% 1% 1% 28% 29% 29% 30% 30% 16% 16% 16% 15% 16% 23% 24% 23% 22% 20% $6,281 $6,376 $6,329 $6,403 $6,436 2Q24 3Q24 4Q24 Time <= $250K Money Market & Savings Demand Noninterest - bearing Time > $250K Demand Interest - bearing 25

Net Interest Income | Net Interest Margin Net interest income for the fourth quarter was $53.4 million and net interest margin (taxable equivalent) was 2.91%, both up from the third quarter primarily due to a decrease in deposit interest expense. ($ in millions) 2.74% - 0.05% 0.02% 0.21% - 0.01% 2.91% 3Q24 Loans Other earning assets IB - deposits FHLB Borrowings & other IB liabilities Decrease 4Q24 NIM Increase $53.1 $50.7 $48.6 $50.1 $53.4 2.92% 2.78% 2.69% 2.74% 2.91% 4Q23 1Q24 2Q24 3Q24 4Q24 Net Interest Income NIM 26

4.24% 4.14% 4.49% 4.79% 5.44% 5.60% 5.64% 5.78% 5.91% 6.02% 6.00% 5.95% 5.90% 0.27% 0.25% 0.40% 0.99% 2.08% 2.97% 3.37% 3.60% 3.97% 4.20% 4.28% 4.22% 3.83% 0.25% 0.50% 1.75% 3.25% 4.50% 5.00% 5.25% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50% Deposits – CD Maturities Net Interest Income Sensitivity Loan & Deposit Beta (1) . Fed Funds Rate & Cost of CDs $60.0 $60.0 $710.8 $625.0 $458.9 $341.6 $770.8 $685.0 $458.9 $341.6 4.70% 4.42% 3.96% 3.80% 1Q25 4Q25 2Q25 Wholesale 3Q25 Retail ($ in millions) 5.50% 5.50% 5.50% 5.00% 4.55% 4.50% 4.79% 4.78% 4.66% 4.24% 4Q24 3Q24 2Q24 1Q24 4Q23 Fed Funds Rate (3) Cost of CDs (2) ($ in millions) Cost of CDs (4) Numbers may not add due to rounding (1) Loan yield and cost of interest - bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Declining beta is measured between 2Q24 and 4Q24. (2) Cost of CDs and interest bearing - deposits for the month of December 2024 was 4.40% and 3.83%, respectively (3) Fed funds rate represents the upper - target rate at the end of the quarter (4) Represent weighted average contractual rates Fed Funds Rate Loan Yield Interest - bearing deposit cost Change in FFds: 100 bps Loan Beta: 15% Deposit Beta: 50% 27

39% $2.2 24% $1.4 12% $0.7 6% $0.3 19% $1.0 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income Noninterest Income SBA 7(a) Loan Production and Sales ($ in millions) $48.4 $30.8 $54.5 $51.6 $49.7 $29.9 $25.6 $23.5 $23.0 $21.6 6.17% 7.23% 8.54% 8.54% 8.53% 4Q23 1Q24 2Q24 SBA Loan Sales SBA Production 3Q24 4Q24 SBA Trade Premium Noninterest income for the fourth quarter was $7.4 million, down 13% from the third quarter primarily because of a $0.9 million gain from the sale - leaseback of a branch property in the third quarter. Noninterest Income 4Q24 Service Charges and Fees ($ in millions) ($ in millions) $5.3 $5.8 $6.1 $5.7 $1.4 $0.4 $1.5 $6.7 $7.7 $8.1 $0.4 $1.6 $8.4 $0.3 $1.5 $7.4 $0.3 $1.4 4Q23 1Q24 2Q24 3Q24 4Q24 (1) $6.6 Service charges, fees & other Gain on sale of SBA loans Gain of sale of mortgage loans Numbers may not add due to rounding (1) Includes a $0.9 million gain on sale - and - leaseback of bank premises in 3Q24. 28

Noninterest Expense • Noninterest expense was $34.5 million for the fourth quarter, down 1.6% from the third quarter of 2024, primarily reflecting a $1.6 million gain from the sale of an other real estate owned property. Continued focus on disciplined expense management. Noninterest expense / Average assets $20.1 $21.6 $20.4 $20.9 $20.5 $5.0 $2.0 $3.5 $4.6 $4.8 $1.9 $3.6 $4.5 $5.2 $1.7 $3.7 $4.3 $4.4 $1.5 $3.8 $4.5 $35.2 $36.4 $35.3 $35.1 1.87% 1.94% 1.89% 1.85% 1.82% 3Q24 4Q24 Occupancy and equipment Professional Fees 4Q23 1Q24 2Q24 Salaries and employee benefits Data Processing All other expenses ($ in millions) 29 $34.5 (1) $3.9 $1.8 $3.8 $4.5 (1) Includes a $1.6 million gain from the sale of an other real estate owned property

Asset Quality – Delinquent & Criticized Loans Delinquent loans / Total loans $65.3 $62.3 $36.9 $96.7 $86.0 $70.9 $160.0 $165.3 1.56% 1.39% 1.15% 2.56% 2.64% Classified Special Mention Delinquent Loans (1) Criticized Loans Criticized loans / Total loans The $8.0 million increase in special mention loans in the fourth quarter was primarily driven by a $12.4 million C&I relationship in the retail industry, offset primarily due to a $3.0 million principal paydown for a previously mentioned CRE loan in the hospitality industry. $8.0 $8.2 $7.7 $7.1 $7.7 $7.6 $6.1 $7.9 $10.7 $10.3 $2.3 $25.7 $28.4 $34.0 $23.7 $31.4 4Q24 3Q24 2Q24 1Q24 4Q23 4Q24 3Q24 2Q24 1Q24 4Q23 (2) $131.6 (3) $139.6 $15.8 $13.8 $15.0 $18.4 0.17% 0.26% 0.22% 0.24% 0.30% Equipment Finance Delinquent Loans All Other Delinquent Loans Numbers may not add due to rounding 30 ($ in millions) ($ in millions) (1) Represents loans 30 to 89 days past due and still accruing (2) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry (3) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry.

Asset Quality – Nonperforming Assets & Nonaccrual Loans

Nonperforming assets were $14.4 million at the end of the fourth quarter, down from $16.3 million at the end of the third quarter.

Nonperforming Assets[1] ($ in millions)



0.21%
0.19%
0.26%
0.21%
0.19%
Nonperforming assets / Total assets
$15.6
$0.1
$15.5
$14.1
$0.1
$14.0
$20.0
$0.8
$19.2
$16.3
$0.8
$15.5
$14.4
$0.1
$14.3
4Q23
1Q24
2Q24
3Q24
4Q24
Nonperforming loans
OREO

Nonaccrual Loans ($ in millions)



$15.5(2)
$4.9
$3.3
$7.3
$14.0(2)
$3.9
$3.2
$6.9
$19.2(2)
$3.9
$5.9
$0.8
$8.6
$15.2(2)
$3.7
$1.9
$9.6
$14.3(2)
$3.6
$1.9
$8.8
4Q23
1Q24
2Q24
3Q24
4Q24
Equipment Finance
RRE(3)
All other CRE and C&I < $3M
All other CRE and C&I >= $3M

Note: Numbers may not add due to rounding

(1) Nonperforming assets exclude repossessed personal property of $1.3 million, $1.3 million, $1.2 million, $1.2 million, and $0.6 million for December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024, respectively; also excludes the $27.2 million held for sale nonperforming loan at September 30, 2024

(2) Specific allowance for credit losses at December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024 was $3.4 million, $5.3 million, $6.8 million, $5.2 million, and $6.2 million, respectively

(3) RRE includes consumer loans

Hanmi Financial Corporation
31

Asset Quality – Gross & Net Loan Charge - offs Gross Charge - offs Net Charge - offs (Recoveries) Net Charge - offs / Average loans Net recoveries for the fourth quarter were $0.1 million. ($ in millions) ($ in millions) $1.8 $2.0 $2.1 $2.5 $2.9 $1.3 $0.5 $1.8 $2.1 $0.1 $2.3 $0.2 $3.8 $3.4 4Q23 1Q24 2Q24 Equipment Finance Charge - offs 3Q24 4Q24 All Other Loan Charge - offs Note: Numbers may not add due to rounding $1.2 $1.6 $1.8 $2.0 $2.4 ($6.2) ($1.1) ($2.5) $1.6 $1.8 $0.9 ($0.1) - 0.33% 0.10% 0.12% 0.06% - 0.01% 3Q24 4Q24 All Other Net Charge - offs ($5.0) 4Q23 1Q24 2Q24 Equipment Finance Net Charge - offs 32

ACL Trends Allowance for credit losses was $70.1 million at December 31, 2024, or 1.12% to total loans, compared with $69.2 million and 1.11% at the end of the prior quarter. $69.5 $68.3 $67.7 $69.2 $70.1 1.12% 1.11% 1.10% 1.11% 1.12% 4Q23 1Q24 2Q24 3Q24 4Q24 Allowance for credit losses ACL to Loans ($2.9) $0.2 $1.0 $2.3 $0.9 4Q23 1Q24 2Q24 3Q24 4Q24 Credit loss recovery Credit loss expense Allowance for Credit Losses Credit Loss Expense (Recovery) 33 ($ in millions) ($ in millions)

ACL Analysis by Loan Type December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,889.7 $ 40.2 $ 3,878.5 $ 36.4 $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 $ 3,949.6 $ 39.3 CRE 747.8 10.3 774.9 11.8 802.4 10.6 879.1 9.8 863.4 10.0 C&I 582.2 13.7 554.0 13.7 531.3 15.0 507.3 15.7 487.0 15.0 Equipment Finance 962.7 5.3 970.4 6.2 954.2 6.0 939.3 5.9 951.3 5.8 RRE & Consumer $ 6,182.4 $ 69.5 $ 6,177.8 $ 68.3 $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 $ 6,251.3 $ 70.1 Total Note: Numbers may not add due to rounding 34

US Agy Residential MBS - Maturity 15 Year - 69% 20 Year - 19% Securities Portfolio The $1.00 billion securities portfolio (all AFS, no HTM) represented 13% of assets at December 31, 2024, and had a weighted average modified duration of 4.2 years with $99.0 million in an unrealized loss position. Principal Paydowns ($ in millions) $162 $196 $194 $109 $187 $25 $221 $25 $214 $20 $124 $15 2024 Actual 2025 2026 2027 Principal Interest Note: Numbers may not add due to rounding Unrealized Loss US Agy - 4% US Agy MBS - Residential - 62% US Agy MBS - Commercial - 14% US Agy CMO - 9% Municipal - 11% Available for Sale UST - 9% US Agy - 13% US Agy MBS - Residential - 45% US Agy MBS - Commerical - 8% US Agy CMO - 18 % Municipal - 7% $1.00 Billion Securities Duration < 1 Year 12% 1 to 3 Year 22% 3 to 5 Years 40% > 5 Years 26% 4.2 Years $454 Million 30 Year - (2) 12% $99 Million (1) Based on the book value (2) 92% constitutes CRA bonds 35 (1)

Liquidity

The Bank and the Company have strong liquidity resources at December 31, 2024.

Liquidity Position

($ in millions)

	Balance	% of Assets
Cash & cash equivalents	$ 305	4.0%
Securities (unpledged)	838	11.0%
Loans available for Sale	9	0.1%
Liquid assets	**1,152**	**15.0%**
FHLB available borrowing capacity	1,305	17.1%
FRB discount window borrowing capacity	28	0.4%
Federal funds lines (unsecured) available	140	1.8%
Secondary liquidity sources	**1,473**	**19.3%**
Bank liquidity (liquid assets + secondary liquidity)	**$ 2,625**	**34.3%**

Cash & Securities at Company-only

($ in millions)

	Balance
Cash	$ 11
Securities (AFS)	39
	$ 50

Company-only Subordinated Debentures

($ in millions)

	Par	Amortized Cost	Rate
2036 Trust Preferred Securitites	$ 27	$ 22	6.02% (1)
2031 Subordinated Debt	110	109	3.75% (2)
	$ 137	**$ 131**	

Liquidity Ratios



Liquid Assets to Total Assets
Liquid Assets to Deposits
Liquid Assets to Total Liabilities
Broker Deposits to Deposits
17.9%
16.8%
17.9%
18.5%
17.9%
16.6%
16.1%
16.8%
17.3%
16.9%
14.9%
14.4%
15.0%
15.5%
15.1%
0.9%
0.7%
0.4%
0.2%
0.9%
4Q23
1Q24
2Q24
3Q24
4Q24

(1) Rate at December 31, 2024, based on 3-month SOFR + 166 bps
(2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate will reset quarterly to the three-month SOFR + 310 bps

Hanmi Financial Corporation

36

9.14% 9.23% 9.19% 9.42% 9.41% $22.75 $24.03 $23.88 4Q23 9.14% 9.42% 9.41% 10.09% 10.20% 10.23% 9.19% 9.23% $22.99 $22.86 10.15% 2Q24 (1) TCE/TA 3Q24 4Q24 (1) TCE/TA (w/o AFS securities AOCI) 1Q24 (1) TBVPS 10.32% 49% 45% 36% 31% 49% 10% 5% 11% 18% 8% 41% 50% 53% 51% 43% $18.6 $15.2 $14.5 $14.9 $17.7 3Q24 4Q24 (2) Net Income - Retained 4Q23 Dividend 1Q24 2Q24 Share Repurchase (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) “Net Income – Retained” is equal to net income minus divided payout minus share repurchase Capital Management Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) decreased to $23.88 at the end of the fourth quarter. The decrease was due to a $14.6 million increase in unrealized after - tax losses on securities available for sale and a $1.0 million increase in unrealized after - tax losses on cash flow hedges, all due to changes in interest rates during the fourth quarter of 2024. TBVPS (1) & TCE/TA (1) TCE / TA (1) Dividend, Share Repurchase & TCE/TA (1) 37 ($ in millions)

Regulatory Capital The Company exceeds regulatory minimums and the Bank remains well capitalized at December 31, 2024. 8.00% 6.00% 4.50% 2.50% 2.50% 2.50% 15.24% 12.46% 12.11% 14.18% 11.40% 11.05% 10.50% 8.50% 7.00% Minimum Requirement Capital Conservation Buffer Company Pro Forma 10.00% 8.00% 6.50% 14.43% 13.36% 13.36% 13.37% 12.30% 12.30% Well Capitalized Bank Pro Forma (1) 38 CET1 Capital Tier 1 Capital Total Capital Company Bank CET1 Capital Tier 1 Capital Total Capital (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at December 31, 2024. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide (1)

The Hanmi Story & Corporate Sustainability Established in 1982 in Los Angeles, Hanmi Bank was originally founded to serve the underserved immigrant community in Koreatown. From our humble beginnings as the first Korean - American bank, Hanmi Bank has grown to embrace and support the dreams of all Americans. “Our dedication to effectively serve our customers and the communities we operate in helps us deliver attractive returns on your investment.” Bonnie Lee, President and Chief Executive Officer 2022: Hanmi Financial Corporation received highest ISS ESG designation in Governance Top: Foundations of Hanmi (1982). Bottom: New Corporate Headquarter (2021) Source: 2023 Hanmi ESG Report (published April 2023) 39 2022: Hanmi Bank recognized among the Top 10 in two categories by Bank Director #3 in $5B - $50B asset category #6 in 2022 list of Top 25 Banks

The board recognizes that sustainability broadly encompasses corporate activities that enhance the long - term value of the Company. Corporate Sustainability (1 of 3) Donated 40 solar panels to the Koreatown Senior and Community Center in Los Angeles. Source: 2023 Hanmi ESG Report (published April 2023) 40 Sustainability Enterprise Risk Management Committee (ERMC) In 2021, Hanmi Financial Corporation moved its headquarters to the Wilshire Grand Center, a LEED certified space furthering environmentally sustainable practices in Downtown Los Angeles. • The Bank’s Enterprise Risk Management Committee (ERMC) is a forum for management to engage in a collaborative discussion on the evolving risk positions of the bank, emerging risks, control gaps and mitigation strategies • The ERMC reviews ten risk pillars, including credit risk, in which management has begun discussions regarding climate risk to our loan portfolio

Corporate Sustainability (2 of 3)

As a community bank, we are an equal opportunity employer and we are proud to work with our communities to build a stronger future for all of our stakeholders.

Fostering Human Capital

- **68%** Female Workforce
- **91%** Ethnically Diverse Workforce
- **60%** Female Managers
- **13%** Workforce promotions via Annual Review
- **43%** Current staff have been with us at least 5 years

Serving Our Communities

$7.5M	Long-term commitment to a Community Reinvestment Act fund
289	Small business and community development loans
$380M	Originated for small businesses and community development
$300K+	Donated to non-profit partners

Hanmi Bank Dream Scholarship[(1)]

- Provided Almost **$1M** in Scholarships
- Assisting **426** at-risk Students
- Across **12** States

Financial Wellness

Partnered with HoneyBee to provide financial wellness programs and Choice Checking account to meet the needs of the unbanked and underbanked.

HoneyBee®

(1) Launched in 2016, the Hanmi Bank Dream Scholarship for At-Risk Youth Program provides educational support to at-risk students

Source: 2023 Hanmi ESG Report (published April 2023)

Hanmi Financial Corporation

41

Governance and management of environmental and social impact create long - term value for our stakeholders. Corporate Sustainability (3 of 3) Source: 2023 Proxy Statement, 2023 Hanmi ESG Report (published April 2023) Oversight Diverse Board Members Our Board Shareholder Engagement • Annual shareholder engagement program to discuss executive compensation and governance practices • Ethics Hotline that allows for confidential reporting of any suspected concerns or improper conduct The NCG Committee believes the Board should encompass a broad range of talent, skill, knowledge, experience, diversity, and expertise. Hanmi is committed to sound corporate governance principles and maintains formal Corporate Governance Guidelines and a Code of Business Conduct and Ethics for employees, executive officers, and directors. 70% Board Members Ethnically Diverse 42 30% Board Members Female 90% Board Members Independent Nominating and Corporate Governance (NCG) Committee NCG Committee identifies individuals qualified to become directors, and has oversight over corporate governance principles applicable to Hanmi. ESG sub - committee, within NCG Committee, has the primary oversight of corporate citizenship and ESG - related matters. The NCG Committee held 4 meetings in 2022. Risk, Compliance and Planning (RCP) Committee The RCP Committee provides oversight of the enterprise risk management framework, and also oversees the strategic planning and the budgetary function. The RCP Committee held 8 meetings in 2022. Audit Committee The Audit Committee is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management, and our audit process and policies. The Audit Committee held 12 meetings in 2022. Compensation and Human Resources (CHR) Committee The CHR Committee oversees the compensation of Hanmi’s executive officers and administers Hanmi’s compensation plans. The CHR Committee held 9 meetings in 2022.

Appendix 43

Risk Management

CRE Concentration

Hanmi has <u>not</u> exceeded the supervisory criteria to be considered to have CRE concentration risk under regulatory guidance[(1)]; however, Hanmi's risk management practices address the six elements of regulatory guidance[(2)]



396%
376%
369%
369%
357%
343%
300%
50%
38%
14%
13%
14%
18%
14%
2018
2019
2020
2021
2022
2023

- NOO CRE 3-Year Growth Rate
- NOO CRE Loans to Tier 1 Capital and Allowable Allowance

Liquidity Stress Test

Hanmi's risk management practices include comprehensive contingency funding plans intended to plan for funding needs in scenarios of liquidity shortfall. Management performs the test quarterly. The recent stress test indicates that the Bank could withstand a severe stress[(3)] scenario and remain above policy minimums



25.8%
32.2%
4.4%
29.7%
Month 1
Month 12

Funds Available (% of Assets)[(3)]

- Stress Assumption[(3)]
- Relief Assumption[(3)]

Month 1: Stress test begins; Month 12: Stress test ends

Capital Stress Test

Hanmi is <u>not</u> required to perform a capital stress test; however, Hanmi's risk management practices include an annual capital stress test for the Company and the Bank using applicable CCAR assumptions[(4)]



14.95%
14.70%
8.00%
12.20%
11.80%
6.00%
11.86%
11.40%
4.50%
10.37%
10.10%
4.00%
Total Risk-based Capital
Tier 1 Capital
CET 1 Capital
Tier 1 Leverage

- Company
- Severely Adverse Case (+2 Years)[(4)]
- Adequately Capitalized (CCAR/DFAST)

(1) Source: FDIC Financial Institution Letters (FIL-64-2023), as of December 18, 2023; also total ADC (Acquisition, Development, and Construction) loans are well below 100% of Bank's total capital for all periods presented

(2) Six elements of regulatory guidance – (1) maintain strong capital levels, (2) ensure that credit loss allowances are appropriate, (3) manage construction and development (C&D) and CRE loan portfolios closely, (4) maintain updated financial and analytical information, (5) bolster the loan workout infrastructure, (6) maintain adequate liquidity and diverse funding sources

(3) Liquidity stress test based on deposits at March 31, 2024. Severe stress scenario makes the following stress assumptions: (a) 25% deposit outflow over 12 months, (b) Bank unable to replace wholesale deposits, and (c) federal fund lines cut off, and the following relief assumptions: (a) loan-and-securities based FHLB capacity adjusted down for increased haircut, and (b) Bank's assets (loans) are sold to abate the liquidity crisis. Under "Stress Assumption", funds available represent cash, securities, and borrowing capacity from FHLB. Under "Relief Assumption", funds available represent funds under "Stress Assumption" and cash proceeds from loans sale

(4) Capital ratios at December 31, 2023 for the Company. 2024 CCAR makes the following assumptions: (a) trough real GDP growth declining by 11.6%, (b) peak unemployment rate reaching 10.0%, (c) housing prices declining by 36.0%, and (d) CRE valuations declining by 40.0%

Hanmi Financial Corporation 44

4Q24 Financial Summary

($ in millions, except EPS)	December 31, 2024	September 30, 2024	December 31, 2023	Change[1] Q/Q	Change[1] Y/Y
Income Statement Summary					
Net interest income before credit loss	$ 53.4	$ 50.1	$ 53.1	6.8%	0.6%
Noninterest income	7.4	8.4	6.7	-12.8%	10.1%
Operating revenue	60.8	58.5	59.8	4.0%	1.6%
Noninterest expense	34.5	35.1	35.2	-1.6%	-1.9%
Credit loss (recovery) expense	0.9	2.3	(2.9)	-58.7%	-132.9%
Pretax income	25.3	21.1	27.5	19.9%	-7.8%
Income tax expense	7.6	6.2	8.8	22.5%	-13.7%
Net income	**$ 17.7**	**$ 14.9**	**$ 18.6**	**18.8%**	**-5.0%**
EPS-Diluted	**$ 0.58**	**$ 0.49**	**$ 0.61**		
Selected balance sheet items					
Loans receivable	$ 6,251	$ 6,258	$ 6,182	-0.1%	1.1%
Deposits	6,436	6,403	6,281	0.5%	2.5%
Total assets	7,678	7,712	7,570	-0.4%	1.4%
Stockholders' equity	$ 732	$ 737	$ 702	-0.6%	4.3%
Profitability Metrics					
Return on average assets	0.93%	0.79%	0.99%	14	(6)
Return on average equity	8.89%	7.55%	9.70%	134	(81)
TCE/TA[2]	9.41%	9.42%	9.14%	(1)	27
Net interest margin	2.91%	2.74%	2.92%	17	(1)
Efficiency ratio	56.79%	59.98%	58.86%	(319)	(207)

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands for income statement summary; change in basis points for selected balance sheet items and profitability metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

Hanmi Financial Corporation
45

Non-GAAP Reconciliation: Tangible Common Equity to Tangible Asset Ratio

($ in thousands, except per share data) Hanmi Financial Corporation	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Assets	$ 7,677,925	$ 7,712,299	$ 7,586,347	$ 7,512,046	$ 7,570,341
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,048)	(11,074)	(11,099)
Tangible assets	$ 7,666,894	$ 7,701,268	$ 7,575,299	$ 7,500,972	$ 7,559,242
Stockholders' equity (1)	$ 732,174	$ 736,709	$ 707,059	$ 703,100	$ 701,891
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,048)	(11,074)	(11,099)
Tangible stockholders' equity (1)	$ 721,143	$ 725,678	$ 696,011	$ 692,026	$ 690,792
Add AFS securities AOCI	70,342	55,790	76,443	75,537	71,928
Tangible stockholder equity without AFS securities AOCI (1)	$ 791,485	$ 781,468	$ 772,454	$ 767,563	$ 762,720
Stockholders' equity to assets	9.54%	9.55%	9.32%	9.36%	9.27%
Tangible common equity to tangible assets (TCE/TA) (1)	9.41%	9.42%	9.19%	9.23%	9.14%
TCE/TA (w/o AFS securities AOCI) (1)	10.32%	10.15%	10.20%	10.23%	10.09%
Common shares outstanding	30,195,999	30,196,755	30,272,110	30,276,358	30,368,655
Tangible common equity per common share	$ 23.88	$ 24.03	$ 22.99	$ 22.86	$ 22.75

(1) There were no preferred shares outstanding at the periods indicated

Hanmi Financial Corporation

46

Non - GAAP Reconciliation: Pro Forma Regulatory Capital 47 Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $ 928,112 $ 859,309 $ 859,309 $ 979,843 $ 801,040 $ 778,941 Regulatory capital (70,372) (70,372) (70,372) (70,342) (70,342) (70,342) Unrealized losses on AFS securities $ 857,740 $ 788,937 $ 788,937 $ 909,501 $ 730,698 $ 708,599 Adjusted regulatory capital $ 6,429,641 $ 6,429,641 $ 6,429,641 $ 6,430,025 $ 6,430,025 $ 6,430,025 Risk weighted assets (15,853) (15,853) (15,853) (15,235) (15,235) (15,235) Risk weighted assets impact of unrealized losses on AFS securities $ 6,413,788 $ 6,413,788 $ 6,413,788 $ 6,414,790 $ 6,414,790 $ 6,414,790 Adjusted Risk weighted assets 14.43% 13.36% 13.36% 15.24% 12.46% 12.11% Regulatory capital ratio as reported - 1.06% - 1.06% - 1.06% - 1.06% - 1.06% - 1.06% Impact of unrealized losses on AFS securities 13.37% 12.30% 12.30% 14.18% 11.40% 11.05% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at December 31, 2024